A.G. Edwards Yield Conference
May 15, 2007
Laurence M. Downes
Chairman and CEO

Certain statements contained in this presentation are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995.
Forward-looking statements can also be identified by the use of forward-looking terminology such as “may,” “intend,” “expect,” or “continue” or comparable terminology and are made based upon management’s expectations and beliefs concerning future developments and their potential effect upon New Jersey
Resources (NJR or the Company). There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management.
The Company cautions persons reading or hearing this presentation that the assumptions that form the basis for forward-looking statements regarding customer growth, customer usage, financial condition, results of operations, cash flows, capital requirements, market risk and other matters for fiscal 2006 and thereafter include many factors that are beyond the Company’s ability to control or estimate precisely, such as estimates of future market conditions, the behavior of other market participants and changes in the debt and equity capital markets. The factors that could cause actual results to differ materially from NJR’s expectations include, but are not limited to, such things as weather, economic conditions and demographic changes in the New Jersey
Natural Gas (NJNG) service territory, rate of NJNG customer growth, volatility of natural gas commodity prices, its impact on customer usage and
NJR Energy Service's (NJRES) operations, the impact on the Company’s risk management efforts, including commercial and wholesale credit risks, changes in rating agency requirements and/or credit ratings and their effect on availability and cost of capital to the Company,  the impact of regulation (including the regulation of rates), fluctuations in energy-related commodity prices, conversion activity, other marketing efforts, actual energy usage patterns of NJNG’s customers, the pace of deregulation of retail gas markets, access to adequate supplies of natural gas, the regulatory and pricing policies of federal and state regulatory agencies, changes due to legislation at the federal and state level, the availability of an adequate number of appropriate counterparties, sufficient liquidity in the energy trading market and continued access to the capital markets, the disallowance of recovery of environmental-related expenditures and other regulatory changes, environmental and other litigation,  the effects and impacts of inflation on NJR and its subsidiaries operations, change in accounting pronouncements issued by the appropriate standard setting bodies,  terrorist attacks or threatened attacks on energy facilities or unrelated energy companies and other uncertainties. While the Company periodically reassesses material trends and uncertainties affecting the Company’s results of operations and financial condition in connection with its preparation of management’s discussion and analysis of results of operations and financial condition contained in its Quarterly and Annual Reports, the
Company does not, by including this statement, assume any obligation to review or revise any particular forward-looking statement referenced herein in light of future events.
Regarding Forward-Looking Statements

Ticker Symbol (NYSE):	NJR
Price Range (52 Weeks)	$42.85 - $55.15
Common Shares Outstanding:	27.8 million
Market Capitalization:	$1.5 billion
Annual Dividend Rate:	$1.52
Dividend Yield:	2.9 percent
Total Assets:	$2.4 billion
NJR at a Glance

Distribution
Wholesale
Energy Services
Retail and Other
Growing service
area; close to
NYC and Phila.
Decoupled rate
structure
Successful incentive
programs
Majority of
Assets and cash flow
Growing transportation
and storage portfolio
Disciplined Risk
Management
No speculative trading
Appliance and
service contracts
Iroquois Pipeline
equity owner
Steckman Ridge
Storage Project
NJR Today

Consistent Performance
•

New Jersey Resources is a company with …
–

15 consecutive years of growth; an industry record
–

A 5-year average annual return of 13.3 percent
–

An above average dividend growth rate of 5.6 percent
–

A strong financial profile (S+P: A+, Moody’s: Aa3)
–

A realistic platform for continued growth

•

On track for 16th consecutive year of earnings growth
•

Raised earnings guidance for the second consecutive quarter
•

Increased dividend 5.6 percent
•

Announced Steckman Ridge Storage project
•

Refunded customers over $71 million as a result of declining natural gas prices
•

Recognized by AGA for our safety record
•

Named to Forbes Platinum 400
Fiscal 2007 Highlights
•

Implemented Conservation Incentive Program

NJNG Value Drivers
•

Safe and reliable service
•

Consistent customer growth
•

Strong financial profile
•

Regulatory collaboration

Our Service Area
•

Largest independent LDC in New Jersey
•

Growing customer base; over 477,000 customers
•

Primarily residential and small commercial
•

Consistent growth forecast
NYC
Phila.
Atlantic
City
Excellent service area demographics

Total Customers
Thousands
475
450
425
400
375
350
397
410
423
434
444
456
462
472
477
1999
2000
2001
2002
2003
2004
2005
2006
9M2007

Fiscal 2007 Customer Additions
Conversions
36%
New
64%

Customer growth rate exceeds the industry average
Strong Customer Growth

479
3,724
30,899
Preliminary
19,736

9,751
39,880
81,334

Pending
Final
Conceptual
New Customers = 54,838
Non-heat customers
Non-gas
off main
Non-gas
on/near main
Conversions = 130,965
Future Growth Potential
Sources: Local Planning Boards and NJNG Harte Hanks & A.D. Little Studies
Healthy “inventory” for continued customer growth

Regulatory Collaboration
•

Incentive programs
–

Off-system sales
–

Storage
–

Financial Risk Management
•

Conservation incentive program
–

3-year pilot effective October 1, 2006
–

Stabilizes NJNG margins
–

Supported by BGSS savings
•

Strong focus on customer satisfaction
–

J.D. Power rating
–

BPU Complaint Record

$45
$40
$35
$30
$25
$20
$15
$10
$5
$0
Millions
2001
2002
2003
2004
2005
2006
6H2007
Fiscal Year
Customer Savings
Shareowner Margin

New Jersey Natural Gas

$29
$30
$24
$34
$37
$43
$23
Incentive Programs
•

Customer bills reduced by about $321
million, or 4 percent, annually since
program inception

Conserve to Preserve Savings Seal

New Jersey Natural Gas

Conservation Incentive Program
•

NJNG protected for all variations in customer usage
–

Declining usage
•

$8.4 million in margin accrued in FYTD 2007 from weather
–

Weather
•

$5.9 million in margin accrued in FYTD 2007 from CIP
•

Initial customer level of savings of $10.6 million for each year of the pilot
•

NJNG must file for rate review within program lifespan
•

Customers receive aggressive promotion of energy conservation and efficiency - more ways to save
•

Regulators
–

Complementary program to NJ Clean Energy Program
–

Utilities become a channel to the market

1.25
0.63
0.00
1.0
0.6
0.5
0.4
0.2
ATG/NUI
SJG
CIV
PEG
NJR

New Jersey Natural Gas

BPU Inquiries per 1,000 Customers
NJNG achieved its 14th consecutive year of having the best customer satisfaction rate of any major utility in New Jersey
December 31, 2006
Customer Satisfaction

Key Wholesale Energy Services Drivers
•

People working with physical assets
•

Leveraging volatility
•

Managing risk
•

Access to capital
•

Customer relationships

$60.0
$45.0
$30.0
$15.0
$0.0
(Millions)
$4.1
$6.4
$11.4
$13.6
$16.5
$28.1
$41.9
$54.8
2001
2002
2003
2004
2005
2006
6Mo2006
6Mo2007

NJR Energy Services

Wholesale energy services are expected to contribute
40-45 percent of total earnings
NJRES Net Income

Sales Volumes
Bcf
350
300
250
200
150
100
50
0
174
333
331
263
255
229
2001
2002
2003
2004
2005
2006

Storage Capacity
Bcf
30
25
20
15
10
5
0
3
7
8
13
17
27
2001
2002
2003
2004
2005
2006

Transportation Capacity
Bcf/day
0.9
0.8
0.7
0.6
0.5
0.4
0.3
0.2
0.1
0
0.14
0.48
0.47
0.52
0.58
0.87
2001
2002
2003
2004
2005
2006

Counterparties
250
200
150
100
50
0
102
127
156
174
187
206
2001
2002
2003
2004
2005
2006

NJR Energy Services

NJRES Operating Statistics

MICHIGAN STORAGE
DAWN HUB STORAGE
CHICAGO
STAGECOACH
DOMINION STORAGE
STECKMAN RIDGE
Rockies Express
BEARCREEK
EGAN
Pipelines
by Company Name
Columbia Gas Transmission Corp.
Dominion Cove Point LNG, LP
Florida Gas Transmission Co.
Iroquois Gas Transmission System, LP
Michigan Consolidated Gas Co.
New Jersey Natural Gas Co.
Southern Natural Gas Co.
Texas Gas Transmission, LLC
Transcontinental Gas Pipe Line Corp.
Union Gas Ltd.

NJR Energy Services

NJRES Asset Base

Steckman Ridge LP
•

50/50 JV with Spectra Energy
–

Investment totals $250 million
•

Field is located in Bedford County, PA
–

Discovered in 2002
–

Producing gas since 2003
–

Acquired from Pennsylvania General Energy
•

Convert to a 10+Bcf storage facility
•

Multiple pipeline interconnect options
–

Texas Eastern Transmission/Dominion Transmission
–

Potential future expansion to Columbia Gas Transmission
•

Projected in-service date of spring 2009

Texas Eastern Transmission
Compressor Station
Existing TET LP Storage
Algonquin Gas Transmission
Dominion Transmission
Proposed Steckman Ridge Storage
Lake Erie
NY
OH
PA
Leidy Storage
Oakford Storage
Uniontown
Chambersburg
Accident Storage
Major Markets
MD
DE
WV
VA
Proposed Steckman Ridge Storage
March-20-2007

Rockies
Supply
Gulf
Supply
LNG
LNG
Cove Point LNG
Project Location

$10.2
$21.2
$5.8
$4.3
$28.2
$3.3
$5.8
$26.5
$11.1
$22.4
Customer Growth
System Integrity
Technology & Other
Cost of Removal
Pipeline Integrity

New Jersey
Natural Gas

NJNG Capital Expenditures

FY 2008 Estimate:

$69.1 million
FY 2007 Estimate:
$69.7 million

$950
$900
$850
$800
$750
$700
$650
$600
$550
$500
639
658
682
707
786
804
827
862
890
917
1997
1998
1999
2000
2001
2002
2003
2004
2005
2006

New Jersey Natural Gas

millions
NJNG Net Plant in Service

New Jersey Resources
ST Debt
23%
Equity
46%
LT Debt
31%

Capital Structure
September 30, 2007 Estimate
Note: Equity excludes OCI
Corporate Ratings: S&P: A+;  Moody’s: Aa3
•

Equity through Dividend reinvestment plan
•

NJNG MTN Program
•

NJR/NJNG bank facilities total $605 million

$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
$1.67
$1.81
$1.97
$2.12
$2.41
$2.60
$2.70
$2.82
$2.95E - $3.05E
$3.41
$3.91
1999
2000
2001
2002
2003
2004
2005
2006
2007E
2006
2007

New Jersey Resources

NJR estimates earnings of $2.95 to $3.05 per
basic share in fiscal 2007
* Net of certain items
*
September 30
March 31
Consistent Earnings Growth

$1.60
$1.50
$1.40
$1.30
$1.20
$1.10
$1.00
$1.17
$1.20
$1.24
$1.30
$1.36
$1.44
$1.52
2001
2002
2003
2004
2005
2006
2007

60%
53%
45%
59%
57%
51%
50%
49%
51%
2001
2002
2003
2004
2005
2006

Dividend Growth and Payout Ratio
Dividends per Share
Payout Ratio
   *  Effective January 2, 2007
1-year dividend growth rate of 5.6 percent
*

Share Repurchases by Fiscal Year

Shares (000)
1000
800
600
400
200
0
33
241
249
320
378
126
185
47
31
547
906
1997
2000
2001
2002
2003
2004

New Jersey Resources

Shares Authorized (millions):	3.5
Shares Repurchased (millions):	3.2
Split-adjusted average cost:	$33.44
March 31, 2007
Plan expanded to 3.5 million shares in January 2006
Share Repurchase Program

Annualized Total Return
15.0%
12.0%
9.0%
6.0%
3.0%
0.0%
13.3%
12.3%
5.8%
5 Years
NJR
Peer Group
S&P 500

New Jersey Resources

NJR: Quality Performance
March 31, 2007
•

Growing natural gas distribution business
•

Disciplined wholesale energy services
strategy
•

Strong regulatory relations
•

Excellent financial profile
•

Consistent financial performance

A.G. Edwards Yield Conference
May 15, 2007
Laurence M. Downes
Chairman and CEO